AMENDMENT NO. 1
                    as of March 31, 1994


To the parties to the Primary
   Transfer Agreement referred
   to below

Ladies & Gentlemen:

         We refer to the Second Amended and Restated
Receivables Transfer Agreement dated as of July 9, 1993 (the "Primary Transfer Agreement") among the undersigned, a Minnesota corporation, CIESCO L.P., a New York limited partnership ("Ciesco"; formerly known as Commercial Industrial Trade-receivables Investment Company), MATTERHORN CAPITAL CORPORATION, a Delaware corporation ("Matterhorn"),
ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise"; each of Ciesco, Matterhorn and Enterprise being, individually, an "Investor" and, collectively, the "Investors"), CITIBANK, N.A., a national banking association ("Citibank"), and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNA") (formerly known as Citicorp Industrial Credit, Inc.), individually and as agent for the Investors (the "Agent"). Unless otherwise defined herein, the terms defined in the Primary Transfer Agreement shall be used herein as therein defined.

         It is hereby agreed by you and us that the Primary
Transfer Agreement is hereby amended as follows:

         (a)  The definition of Facility Termination Date in
    Section 1.01 is amended in full to read as follows:

                "'Facility Termination Date' means the earlier of
         (a) July 29, 1994 and (b) the date of termination of the Facility pursuant to Section 2.03 or Section
         7.01."

         (b) Section 2.03(c) is amended in full to read as follows:

              "(c) Anything herein to the contrary
         notwithstanding, the unused portion of the Transfer
         Limits of Ciesco, Citibank, CNA and their assignees and of Matterhorn and the Matterhorn Assignees and of Enterprise and the Enterprise Assignees shall terminate in whole no later than the Facility
         Termination Date."

         On and after the Effective Date (defined below) of this letter amendment, each reference in the Primary Transfer Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Primary Transfer Agreement or to any term, condition or provision contained in the Primary Transfer Agreement in the Certificate, any Assignment, the Secondary Transfer Agreement or any instrument or document entered into pursuant hereto or thereto or in connection herewith or therewith or "thereunder", "thereof", "therein" or words of like import shall mean and be a reference to the Primary Transfer Agreement or such terms, as applicable, in each case as amended or otherwise modified hereby and by Amendment No. 1 to the Secondary Transfer Agreement.

         The Primary Transfer Agreement, the Certificate, all Assignments, the Secondary Transfer Agreement and all instruments and documents entered into pursuant hereto or thereto or in connection herewith or therewith (each as amended or otherwise modified hereby and by Amendment No. 1 to the Secondary Transfer Agreement) shall be and remain in full force and effect and are hereby ratified and confirmed in all respects. Each of the parties hereto hereby consents, confirms and agrees as set forth in the Consent and Agreement attached hereto to the same extent as if set forth in full herein.

         The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Investors, Citibank, CNA or the Agent under the Primary Transfer Agreement, the Certificate or any Assignment, nor constitute a waiver of any provision of the Primary Transfer Agreement, the Certificate or any Assignment, except in each case as provided hereby or by Amendment No. 1 to the Secondary Transfer Agreement.

         We agree to pay on demand all reasonable costs and expenses of the Agent incurred in connection with the preparation, negotiation, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, we agree to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this letter amendment and the other instruments and documents to be delivered hereunder, and we agree to save each of the Agent, Investors, Citibank, CNA and their respective Affiliates harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         If you agree to the terms and provisions hereof, please evidence such agreement by executing a counterpart hereof. Please return eight signed counterparts of this letter amendment to Shearman & Sterling, 599 Lexington
Avenue, New York, New York, 10022-6069, Attention of William Ortner. This letter amendment shall become effective as of the date first above written (the "Effective Date") on the date on or prior to March 31, 1994, on which the Agent shall have received (i) counterparts of this letter amendment executed by each of us, each Investor, Citibank and CNA, as Agent, (ii) counterparts of the Consent and Agreement attached hereto, executed by Fingerhut Companies, Inc., a Minnesota corporation, and Chemical Bank, a New York banking corporation, and (iii) all of the following documents, each such document (unless otherwise indicated) being dated the Effective Date and in form and substance satisfactory to the Agent and Enterprise:

         (a)  Copies, certified as of the Effective Date, of
    (i) the resolutions of the Board of Directors of the undersigned approving this letter amendment and the matters contemplated hereby, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this letter amendment and the matters contemplated hereby and thereby;

         (b)  A certificate of the Secretary or an Assistant
    Secretary of the undersigned certifying the names and true signatures of the officers of the undersigned authorized to sign this letter amendment and the other documents to be delivered hereunder;

         (c) A favorable opinion of John K. Ellingboe, Esq., Senior Vice President and General Counsel of the undersigned, as to the due execution and delivery pursuant to due authorization by, and enforceability against, the undersigned of this letter amendment and the other documents to be delivered hereunder and such other matters as the Agent or Enterprise may reasonably request;

         (d) A certificate of the undersigned signed by a duly authorized officer of the undersigned stating that:

              (i)  The representations and warranties
         contained in Section 4.01 of the Primary Transfer
         Agreement are correct on and as of the date of such certificate as though made on and as of such date, and

             (ii) No event has occurred and is continuing, or would result from this letter amendment, which constitutes an Event of Termination or would constitute an Event of Termination but for the requirement that notice be given or time elapse or both; and

         (e) Amendment No. 1 to the Secondary Transfer
    Agreement, substantially in the form of Exhibit A, duly executed by the undersigned, Citibank and CNA, individually and as Agent (and the conditions for effectiveness of Amendment No. 1 to the Secondary
    Transfer Agreement shall have been satisfied).

This letter amendment is subject to the provisions of Section
11.01 of the Primary Transfer Agreement.

         This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original and all of which taken together shall constitute one and the same letter amendment. Delivery of an executed counterpart of a signature page to this letter amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this letter amendment.

         This letter amendment shall be governed by and construed in accordance with the laws of the State of New York.


                                  Very truly yours,

                                  FINGERHUT CORPORATION

                                  By
                                    Title:

Agreed as of the date
  first above written:

CIESCO L.P. (formerly known as
Commercial Industrial Trade-
Receivables Investment Company)

By:  Citicorp North America, Inc.
       as Attorney-in-Fact

By
  Title:


MATTERHORN CAPITAL CORPORATION

By:  Union Bank of Switzerland,
       New York Branch, as
       Administrator and
       Attorney-in-Fact

     By
       Title:

ENTERPRISE FUNDING CORPORATION

By
  Title:


CITICORP NORTH AMERICA,
  INC. (formerly known as
  Citicorp Industrial Credit,
  Inc.), Individually and as Agent

By
  Title:


CITIBANK, N.A.

By
  Title:


                    CONSENT AND AGREEMENT


         FINGERHUT COMPANIES, INC., a Minnesota corporation, and Chemical Bank, a New York banking corporation, as parties to that certain Intercreditor Agreement (the "Intercreditor Agreement") referred to in the Second Amended and Restated Receivables Transfer Agreement, dated as of July 9, 1993, (the "Primary Transfer Agreement"; terms defined in the Primary Transfer Agreement being used herein as therein defined) referred to in the foregoing Amendment No. 1 ("Primary Amendment No. 1"), and each of the parties to the Primary Amendment No. 1 by its signature thereon hereby:

         (i) consent to Primary Amendment No. 1 and to Amendment No. 1, dated as of March 31, 1994, to the Secondary Transfer Agreement, ("Secondary Amendment No. 1" and, together with Primary Amendment No. 1, the "Amendments") and confirm and agree that the Intercreditor Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendments, each reference in the Intercreditor Agreement to a "Receivables Transfer Agreement", "thereunder", "thereof" or words of like import referring to the Primary Transfer Agreement or the Secondary Transfer Agreement shall mean and be a reference to the Primary Transfer Agreement or the Secondary Transfer Agreement, as the case may be, as so amended and as it may be amended, modified or supplemented thereafter from time to time; and

         (ii) agree that ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise") is a successor, transferee and assign of Ciesco and Matterhorn under the Primary Transfer Agreement and thus the Intercreditor Agreement is binding upon and inures to the benefit of Enterprise pursuant to Section 11(b) of the Intercreditor Agreement.


                                  FINGERHUT COMPANIES, INC.

                                  By
                                    Title:

                                  CHEMICAL BANK

                                  By
                                    Name:
                                    Title:

                                  By
                                    Name:
                                    Title: